ADDENDUM TO CONTRACT
Investment Advisory Contract

Contract dated November 1, 1993, between the C/Fund Series of C/Funds Group, Inc. and Omnivest Research Company setting forth the terms under which Omnivest will serve as Investment Advisor for the Series.

It is agreed that the contract shall be extended from May 1, 2004 through April 30, 2005. All other terms and conditions of the original contract shall remain the same.

AGREED:

C/Funds Group, Inc. C/Fund Series	Omnivest Research Corporation

/s/ Roland G. Caldwell, Jr. By: Roland G. Caldwell, Jr. President	/s/ Roland G. Caldwell Roland G. Caldwell Investment Principal
04/14/04	04/14/04
Date	Date

ADDENDUM TO CONTRACT
Investment Advisory Contract

Contract dated November 1, 1993, between the C/Growth Stock Fund Series of C/Funds Group, Inc. and Omnivest Research Company setting forth the terms under which Omnivest will serve as Investment Advisor for the Series.

It is agreed that the contract shall be extended from May 1, 2004 through April 30, 2005. All other terms and conditions of the original contract shall remain the same.

AGREED:

C/Funds Group, Inc. C/Growth Stock Fund Series	Omnivest Research Corporation

/s/ Roland G. Caldwell, Jr. By: Roland G. Caldwell, Jr. President	/s/ Roland G. Caldwell Roland G. Caldwell Investment Principal
04/14/04	04/14/04
Date	Date

ADDENDUM TO CONTRACT
Investment Advisory Contract

Contract dated November 1, 1993, between the C/Government Fund Series of C/Funds Group, Inc. and Omnivest Research Company setting forth the terms under which Omnivest will serve as Investment Advisor for the Series.

It is agreed that the contract shall be extended from May 1, 2004 through April 30, 2005. All other terms and conditions of the original contract shall remain the same.

AGREED:

C/Funds Group, Inc. C/Government Fund Series	Omnivest Research Corporation

/s/ Roland G. Caldwell, Jr. By: Roland G. Caldwell, Jr. President	/s/ Roland G. Caldwell Roland G. Caldwell Investment Principal
04/14/04	04/14/04
Date	Date

ADDENDUM TO CONTRACT
Investment Advisory Contract

Contract dated November 1, 1993, between the C/Community Association Reserve Fund Series of C/Funds Group, Inc. and Omnivest Research Company setting forth the terms under which Omnivest will serve as Investment Advisor for the Series.

It is agreed that the contract shall be extended from May 1, 2004 through April 30, 2005. All other terms and conditions of the original contract shall remain the same.

AGREED:

C/Funds Group, Inc. C/Community Association Reserve Fund Series	Omnivest Research Corporation

/s/ Roland G. Caldwell, Jr. By: Roland G. Caldwell, Jr. President	/s/ Roland G. Caldwell Roland G. Caldwell Investment Principal
04/14/04	04/14/04
Date	Date